UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2017

EP ENERGY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 997-1200
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
On December 5, 2017, EP Energy LLC, a wholly-owned subsidiary of EP Energy Corporation, and Everest Acquisition Finance Inc. (each an “Issuer” and, together, the “Issuers”) issued a press release announcing that the Issuers have extended the early tender time until 5:00 p.m., New York City time, on December 8, 2017, with respect to its previously-announced offers to exchange (the “Exchange Offers”) up to $1,200.0 million aggregate principal amount of the Issuers’ new 9.375% Senior Secured Notes due 2024 for the Issuers’ outstanding 9.375% Senior Notes due 2020 (the “2020 Notes”), 7.750% Senior Notes due 2022 (the “2022 Notes”) and 6.375% Senior Notes due 2023 (the “2023 Notes” and, together with the 2020 Notes and the 2022 Notes, the “Old Notes”) and solicitations of consents to proposed amendments with respect to the Old Notes (the “Consent Solicitations”).
Except as set forth herein, the complete terms and conditions of the Exchange Offers and Consent Solicitations remain as set forth in the confidential offering memorandum and consent solicitation statement, dated November 20, 2017.
A copy of the press release is included as Exhibit 99.1 to this report and is incorporated by reference herein.
The information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated December 5, 2017, related to the Exchange Offers and Consent Solicitations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: December 5, 2017	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and
Treasurer

EP ENERGY CORPORATION

	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Vice President, Interim Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated December 5, 2017, related to the Exchange Offers and Consent Solicitations.